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                                                                     EXHIBIT 4.4

                                 CERTIFICATE C-

                        For ______________ Common Shares

                        Issued to ______________.

                        Dated __________________.



                              FROM WHOM TRANSFERRED

                                ______________.

                            Dated __________________.




                     RECEIVED Certificate No. _______

                     For __________ Shares this ____ day of

                     _________________, __________.

                                  No. Original
                                  Certificate

                                  No. Original
                                     Shares

                                 No. of Shares
                                  Transferred

                                 (CERTIFICATE)

                                COMMON SPECIMEN

          INCORPORATED UNDER THE LAWS OF THE PROVINCE OF NEW BRUNSWICK

No. C-*                                                       **** Common Shares

                 COEUR D'ALENE CANADIAN ACQUISITION CORPORATION]

THIS IS TO CERTIFY that ******* is the registered owner of ****** Common Shares of the Capital Stock of:

                 COEUR D'ALENE CANADIAN ACQUISITION CORPORATION

transferable only on the books of this Corporation in person or by Attorney upon surrender of this Certificate properly endorsed.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER.

IN WITNESS WHEREOF the said Corporation has caused this Certificate to be signed by its duly authorized officer and its Corporate Seal to be hereunto affixed this ** day of ************, ****.


        __________________________      __________________________
(SEAL)  Authorized Officer              Authorized Officer

                                     n.p.v
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                                      C-*

                                    *******
                                    _______

                                     Common
                                     Shares

                            in the capital stock of:


                                 COEUR D'ALENE
                                    CANADIAN
                                   ACQUISITION
                                   CORPORATION


                                    Issued to


                                    ********


                              ____________________

                                      Date

Ownership, sale, transfer, assignment, pledge or any disposition or alienation of the shares represented by this certificate are subject to restrictions contained in the articles of the corporation. Unless permitted under securities legislation, the holder of the securities shall not trade the securities before the earlier of (I) the date that is twelve (12) months and a day after the date the issuer first became a reporting issuer in any of Alberta, British Columbia, Manitoba, Nova Scotia, Ontario, Quebec and Saskatchewan, if the issuer is a SEDAR filer; and (II) the date that is twelve (12) months and a day after the later of (A) the distribution date, and (B) the date the issuer became a reporting issuer in the local jurisdiction of the purchaser of the securities that are the subject of the trade.



For Value Received, ___ hereby sell, assign and transfer unto

________________________ Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
___________________ Attorney to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________, 20__.

In the presence of __________________     _____________________